UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025

NETLIST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

111 Academy, Suite 100

Irvine, California 92617

(Address of principal executive offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NLST	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, on September 9, 2025, the stockholders of Netlist, Inc. (the “Company”) approved the Netlist, Inc. 2025 Equity Incentive Plan (the “Plan”) at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Plan is described in greater detail in “Proposal No. 6 — Approval of the 2025 Equity Plan — Summary of Material Features of our Plan” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 24, 2025, as amended and supplemented to date (as supplemented and amended, the “Proxy Statement”) which description is incorporated herein by reference. The description of the Plan contained in the Proxy Statement and in this Current Report on Form 8-K are each qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 9, 2025, the Company held its Annual Meeting in Irvine, California. Of the Company’s 292,464,426 shares of Common Stock issued and outstanding and eligible to vote as of the record date of July 18, 2025, a quorum of 176,472,652 shares, or approximately 60.34% of the eligible shares, was present in person or represented by proxy at the Annual Meeting. Each of the matters set forth below is described in detail in the Proxy Statement. The following actions were taken at the Annual Meeting:

Proposal No. 1. Election of Directors

The Company’s stockholders voted on the election of three director nominees to the Board of Directors, each to serve until the next annual meeting or until their respective successor is duly elected or appointed and qualified.

Director	For	Withheld	Broker Non-Votes
Chun K. Hong	86,601,967	4,908,602	84,962,083
Blake Welcher	88,046,579	3,463,990	84,962,083
Jun Cho	87,427,956	4,082,613	84,962,083

Based on the votes set forth above, Messrs. Chun K. Hong, Blake Welcher and Jun Cho were duly elected to serve until the Company’s 2026 Annual Meeting of Stockholders or until their respective successor is duly elected or appointed and qualified.

Proposal No. 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders approved the ratification of the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 27, 2025.

For	Against	Abstain	Broker Non-Votes
172,666,005	1,369,146	2,437,501	-

Proposal No. 3. Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
79,236,990	9,234,316	3,039,263	84,962,083

Proposal No. 4. Advisory Vote to Approve the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders determined, on an advisory basis, that the preferred frequency for advisory votes on the compensation of the Company’s named executive officers is every year. The votes cast were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
42,915,926	3,696,623	41,627,400	3,270,620	84,962,083

The Company’s Board of Directors has determined the Company will hold future advisory votes regarding the compensation of the Company’s named executive officers every three years. The Board believes this longer frequency is in the best interests of the Company and its stockholders as this longer frequency allows sufficient time to evaluate the effectiveness of the Company’s compensation programs and to better align these programs with the Company’s long-term performance.

Proposal No. 6. Approval of the Netlist, Inc. 2025 Equity Incentive Plan

The Company’s stockholders approved the adoption of the Netlist, Inc. 2025 Equity Incentive Plan. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
77,524,175	11,471,171	2,515,223	84,962,083

Proposal No. 7. Postponement or Adjournment of the Annual Meeting

The Company’s stockholders approved postponement or adjournment of the Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the proposals set forth in the Proxy Statement or establish a quorum. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
151,913,717	19,948,306	4,610,629	-

The information set forth in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 8.01. Other Events.

On September 9, 2025, the Company adjourned the Annual Meeting following the approval of the proposals described in Item 5.07 of this Current Report Form 8-K, but without conducting the vote on “Proposal No. 5 — Approval of Amendment to our Restated Certificate of Incorporation to Increase the Authorized Shares of our Common Stock” set forth in the Proxy Statement. As announced at the Annual Meeting, the Annual Meeting will reconvene on Wednesday, September 24, 2025 at 10:00 a.m., Pacific Time, at UCI Research Park, Cypress Room, 5301 California, Irvine, California 92617. The Company does not expect any items of business at the reconvened Annual Meeting other than conducting the vote on Proposal No. 5.

Stockholders may vote their shares or change their vote on “Proposal No. 5 — Approval of Amendment to our Certificate of Incorporation to Increase the Authorized Shares of our Common Stock” either by voting in person when the Annual Meeting is reconvened or by submitting their proxy by mail, telephone or via the Internet, as described in the Proxy Statement. Proxies that have already been submitted do not need to be resubmitted to be tallied with respect to Proposal No. 5 when the Annual Meeting is reconvened.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1+	Netlist, Inc. 2025 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Management Compensation Plan or Arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: September 11, 2025	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Executive Vice President and Chief Financial Officer

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